Exhibit 99.2 First Quarter 2025 Financial Review and Analysis (preliminary, unaudited) April 23, 2025 Supplemental Presentation Materials Unless otherwise indicated, comparisons are to the same period in the prior year. April 23, 2025 Preliminary & unaudited, Q1 2025 ﬁnancial review and analysis 1

Safe Harbor Statement Certain statements contained in this document are forward-looking statements intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements, and ﬁnancial or other business targets, are subject to certain risks and uncertainties. We believe that the most signiﬁcant risk factors that could affect our ﬁnancial performance in the near term include: (i) the impact on underlying demand for our products from global economic conditions, tariffs, geopolitical uncertainty, and changes in environmental standards, regulations and preferences; (ii) competitors’ actions, including pricing, expansion in key markets, and product offerings; (iii) the cost and availability of raw materials; (iv) the degree to which higher costs can be offset with productivity measures and/or passed on to customers through price increases, without a signiﬁcant loss of volume; (v) foreign currency ﬂuctuations; and (vi) the execution and integration of acquisitions. Actual results and trends may differ materially from historical or anticipated results depending on a variety of factors, including but not limited to, risks and uncertainties related to the following: ● International Operations – worldwide economic, social, geopolitical and market conditions; changes in geopolitical conditions, including those related to trade relations and tariffs, China, the Russia-Ukraine war, the Israel-Hamas war and related hostilities in the Middle East; ﬂuctuations in foreign currency exchange rates; and other risks associated with international operations, including in emerging markets ● Our Business – ﬂuctuations in demand affecting sales to customers; ﬂuctuations in the cost and availability of raw materials and energy; changes in our markets due to competitive conditions, technological developments, laws and regulations, and customer preferences; environmental regulations and sustainability trends; the impact of competitive products and pricing; the execution and integration of acquisitions; selling prices; customer and supplier concentrations or consolidations; the ﬁnancial condition of distributors; outsourced manufacturers; product and service quality claims; restructuring and other cost reduction actions; our ability to generate sustained productivity improvement and our ability to achieve and sustain targeted cost reductions; the timely development and market acceptance of new products, including sustainable or sustainably-sourced products; our investment in development activities and new production facilities; the collection of receivables from customers; and our sustainability and governance practices ● Information Technology – disruptions in information technology systems; cybersecurity events or other security breaches; and successful installation of new or upgraded information technology systems ● Income Taxes – ﬂuctuations in tax rates; changes in tax laws and regulations, and uncertainties associated with interpretations of such laws and regulations; outcome of tax audits; and the realization of deferred tax assets ● Human Capital – recruitment and retention of employees and collective labor arrangements ● Our Indebtedness – our ability to obtain adequate ﬁnancing arrangements and maintain access to capital; credit rating risks; ﬂuctuations in interest rates; and compliance with our debt covenants ● Ownership of Our Stock – potential signiﬁcant variability of our stock price and amounts of future dividends and share repurchases ● Legal and Regulatory Matters – protection and infringement of our intellectual property; the impact of legal and regulatory proceedings, including with respect to compliance and anti-corruption, environmental, health and safety, and trade compliance ● Other Financial Matters – ﬂuctuations in pension costs and goodwill impairment For a more detailed discussion of these factors, see “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our 2024 Form 10-K, ﬁled with the Securities and Exchange Commission on February 26, 2025. The forward-looking statements included in this document are made only as of the date of this document, and we undertake no obligation to update these statements to reﬂect subsequent events or circumstances, other than as may be required by law. April 23, 2025 Preliminary & unaudited, Q1 2025 ﬁnancial review and analysis 2

Use of Non-GAAP Financial Measures This presentation contains certain non-GAAP ﬁnancial measures as deﬁned by SEC rules. We report our ﬁnancial results in conformity with accounting principles generally accepted in the United States of America, or GAAP, and also communicate with investors using certain non-GAAP ﬁnancial measures. These non-GAAP ﬁnancial measures are not in accordance with, nor are they a substitute for or superior to, the comparable GAAP ﬁnancial measures. These non-GAAP ﬁnancial measures are intended to supplement the presentation of our ﬁnancial results prepared in accordance with GAAP. We use these non-GAAP ﬁnancial measures internally to evaluate trends in our underlying performance, as well as to facilitate comparisons with the results of competitors for quarters and year-to-date periods, as applicable. Based on feedback from investors and ﬁnancial analysts, we believe that the supplemental non-GAAP ﬁnancial measures we provide are also useful to their assessments of our performance and operating trends, as well as liquidity. In accordance with Regulations G and S-K, reconciliations of non-GAAP ﬁnancial measures from the most directly comparable GAAP ﬁnancial measures, including limitations associated with these non-GAAP ﬁnancial measures, are provided in the appendix to this document and/or the ﬁnancial schedules accompanying the earnings news release for the quarter (see Attachments A-4 through A-8 to news release dated April 23, 2025). Our non-GAAP ﬁnancial measures exclude the impact of certain events, activities or strategic decisions. The accounting effects of these events, activities or decisions, which are included in the GAAP ﬁnancial measures, may make it more difﬁcult to assess our underlying performance in a single period. By excluding the accounting effects, positive or negative, of certain items (e.g., restructuring charges, outcomes of certain legal matters and settlements, certain effects of strategic transactions and related costs, losses from debt extinguishments, gains or losses from curtailment or settlement of pension obligations, gains or losses on sales of certain assets, gains or losses on venture investments and other, currency adjustments due to highly inﬂationary economies, and other items), we believe that we are providing meaningful supplemental information that facilitates an understanding of our core operating results and liquidity measures. While some of the items we exclude from GAAP ﬁnancial measures recur, they tend to be disparate in amount, frequency or timing. We use the non-GAAP ﬁnancial measures described below in this presentation. • Sales change ex. currency refers to the increase or decrease in net sales, excluding the estimated impact of foreign currency translation, and, where applicable, the currency adjustments for transitional reporting of highly inﬂationary economies, and the reclassiﬁcation of sales between segments. Additionally, where applicable, sales change ex. currency is also adjusted for an extra week in our ﬁscal year and the calendar shift resulting from an extra week in the prior ﬁscal year. The estimated impact of foreign currency translation is calculated on a constant currency basis, with prior-period results translated at current period average exchange rates to exclude the effect of foreign currency ﬂuctuations. Our 2025 ﬁscal year that began on December 29, 2024 will end on December 31, 2025; ﬁscal years 2026 and beyond will be coincident with the calendar year beginning on January 1 and ending on December 31. • Organic sales change refers to sales change ex. currency, excluding the estimated impact of acquisitions and product line divestitures. We believe that sales change ex. currency and organic sales change assist investors in evaluating the sales change from the ongoing activities of our businesses and enhance their ability to evaluate our results from period to period. We believe that the following measures assist investors in understanding our core operating trends and comparing our results with those of our competitors. • Adjusted operating income refers to net income adjusted for taxes; other expense (income), net; interest expense; other non-operating expense (income), net; and other items. • Adjusted EBITDA refers to adjusted operating income before depreciation and amortization. • Adjusted operating margin refers to adjusted operating income as a percentage of net sales. • Adjusted EBITDA margin refers to adjusted EBITDA as a percentage of net sales. • Adjusted tax rate refers to the projected full-year GAAP tax rate, adjusted to exclude certain unusual or infrequent events that are expected to signiﬁcantly impact that rate, such as effects of certain discrete tax planning actions, impacts related to enactments of comprehensive tax law changes, and other items. • Adjusted net income refers to income before taxes, tax-effected at the adjusted tax rate, and adjusted for tax-effected restructuring charges and other items. • Adjusted net income per common share, assuming dilution (adjusted EPS) refers to adjusted net income divided by the weighted average number of common shares outstanding, assuming dilution. • Adjusted EPS change ex. currency refers to the change in adjusted net income per common share, assuming dilution, on a constant currency basis. The estimated impact of foreign currency translation is calculated on a constant currency basis, with prior-period results translated at current period average exchange rates to exclude the effect of currency ﬂuctuations. • Net debt to adjusted EBITDA ratio refers to total debt (including ﬁnance leases) less cash and cash equivalents, divided by adjusted EBITDA for the last twelve months. We believe that the net debt to adjusted EBITDA ratio assists investors in assessing our leverage position. • Adjusted free cash ﬂow (adjusted FCF) refers to cash ﬂow (used in) provided by operating activities, less payments for property, plant and equipment, less payments for software and other deferred charges, plus proceeds from company-owned life insurance policies, plus proceeds from sales of property, plant and equipment, plus (minus) net proceeds from insurance and sales (purchases) of investments, less net cash used for Argentine Blue Chip Swap securities. Where applicable, adjusted free cash ﬂow is also adjusted for certain acquisition-related transaction costs. We believe that adjusted free cash ﬂow assists investors by showing the amount of cash we have available for debt reductions, dividends, share repurchases, and acquisitions. This document has been furnished (not ﬁled) on Form 8-K with the SEC and may be found on our website at www.investors.averydennison.com. April 23, 2025 Preliminary & unaudited, Q1 2025 ﬁnancial review and analysis 3

Delivered strong results in Q1 2025, in-line with expectations Reported operating income of $255 mil. ● Adj. EBITDA margin (non-GAAP) of 16.4%, up 10 bps Net sales of $2.1 bil. ● Adj. operating margin (non-GAAP) of 12.8%, up 10 bps Organic sales change (non-GAAP) up 2.3% Adj. FCF (non-GAAP) of $(53) mil., as expected Returned $331 mil. to shareholders through share repurchases and dividends Reported EPS of $2.09 Maintained strong balance sheet; continuing Adj. EPS of $2.30, up 0.4% and up ~4% ex. to deploy capital in disciplined manner currency (non-GAAP) ● Net debt to adj. EBITDA ratio (non-GAAP) of 2.3 April 23, 2025 Preliminary & unaudited, Q1 2025 ﬁnancial review and analysis 4

Both businesses achieved strong ﬁrst quarter results in a dynamic environment Materials Group delivered solid top-line growth and strong margins ● 1% organic sales growth; up LSD in both developed and emerging markets ○ Volume/mix up LSD, partially offset by deﬂation-related price reductions ● Strong adj. EBITDA margin of 17.7%, up 70 bps sequentially; down vs. PY, as expected Solutions Group delivered strong top-line growth and expanded margins ● 5% organic sales growth; overall apparel categories up MSD ● Strong adj. EBITDA margin of 17.2%, up 110 bps High-value categories delivered sales of ~$1.0 bil., up MSD organically ● Enterprise-wide Intelligent Labels up MSD ● Materials high-value categories up HSD ● Vestcom up HSD, with new program win on track; Embelex down MSD Base categories delivered sales of ~$1.2 bil., comparable to PY Note: LSD/MSD/HSD = low, mid or high single digit % April 23, 2025 Preliminary & unaudited, Q1 2025 ﬁnancial review and analysis 5

Proven track record of delivering strong results across range of macro environments Strength and durability of franchise provide multiple levers to deliver in various scenarios ● Competitively advantaged: #1 position in 80%+ of our portfolio; global scale and footprint; innovation leadership; high-value categories that provide differentiated growth potential ● Materials Group has demonstrated strong resilience through and across cycles ● Solutions Group less cyclical than previous downturns (~33% non-apparel in 2024 vs. ~10% in 2019) ● Strong balance sheet with ample capacity and disciplined approach to capital allocation Direct impact from recent tariffs manageable; indirect impact more uncertain ● Direct impact to total material cost LSD; implementing sourcing and pricing actions to largely mitigate ● Macro uncertainty elevated, outlook for global GDP growth has reduced ○ ~5% of total company revenue linked indirectly to Chinese exports to U.S., largely apparel-related Initiating proven playbook to maximize opportunities and protect earnings in multiple scenarios ● Demonstrated ability to drive productivity in lower volume environment ● Identifying share gain opportunities, activating temporary belt-tightening actions, and identifying trigger points for additional structural actions Shifting to quarterly from full-year guidance due to macro uncertainty; expect Q2 adj. EPS of $2.30 to $2.50 April 23, 2025 Preliminary & unaudited, Q1 2025 ﬁnancial review and analysis 6

Quarterly sales trend analysis 1Q24 2Q24 3Q24 4Q24 1Q25 Reported Sales Change 4.2% 6.9% 4.1% 3.6% (0.1%) Organic Sales Change 3.1% 7.1% 4.3% 3.3% 2.3% Acquisitions/Divestitures 1.1% 0.9% 0.3% 0.2% - Sales Change ex. Currency 4.2% 8.0% 4.7% 3.5% 2.3% (1) (Non-GAAP) Currency Translation 0.0% (1.1%) (0.6%) 0.1% (2.5%) (1) Reported Sales Change 4.2% 6.9% 4.1% 3.6% (0.1%) (1) Totals may not sum due to rounding April 23, 2025 Preliminary & unaudited, Q1 2025 ﬁnancial review and analysis 7

Quarterly sales trend analysis (cont.) Organic Sales Change 1Q24 2Q24 3Q24 4Q24 1Q25 Materials Group 1.9% 5.6% 3.6% 3.7% 1.2% Solutions Group 5.8% 10.8% 6.0% 2.6% 4.9% Total Company 3.1% 7.1% 4.3% 3.3% 2.3% Total Company 4.2% 8.0% 4.7% 3.5% 2.3% Sales Change Ex. Currency April 23, 2025 Preliminary & unaudited, Q1 2025 ﬁnancial review and analysis 8

First quarter 2025 sales and margin comparisons Sales Change Reported Ex. Currency Organic Materials Group (1.1%) 1.2% 1.2% Solutions Group 2.0% 4.9% 4.9% Total Company (0.1%) 2.3% 2.3% Reported Adjusted Adjusted Operating Margin Operating Margin EBITDA Margin 1Q25 1Q24 1Q25 1Q24 1Q25 1Q24 Materials Group 15.3% 15.1% 15.6% 16.1% 17.7% 18.3% Solutions Group 8.7% 8.6% 10.2% 9.3% 17.2% 16.1% Total Company 11.9% 11.8% 12.8% 12.7% 16.4% 16.3% April 23, 2025 Preliminary & unaudited, Q1 2025 ﬁnancial review and analysis 9

First Quarter 2025 Results Materials Group 2024 Sales by Product Reported sales decreased 1.1% to $1.5 bil. Label Materials Sales up 1.2% organically High-value Graphics & Reﬂectives Categories ● High-value categories, incl. Intelligent Labels, up Performance Tapes & Medical HSD in total; base categories down LSD 36% Other ● Label Materials up LSD ● Graphics and Reﬂectives up HSD; Performance Tapes and Medical up MSD Reported operating margin of 15.3% ● Adj. operating margin of 15.6%, down 50 bps 2024 Sales by Geography ● Adj. EBITDA margin of 17.7%, down 60 bps U.S. & Canada Emerging ○ Beneﬁts from productivity and higher volume Markets Western Europe were more than offset by net impact of 38% pricing and raw material input costs E. Europe & MENA ○ Strong margin, in-line with expectations and Asia Paciﬁc up 70 bps sequentially Latin America April 23, 2025 Preliminary & unaudited, Q1 2025 ﬁnancial review and analysis 10 Est. End Market Product Category

First Quarter 2025 Results Solutions Group 2024 Sales by Product Reported sales increased 2.0% to $668 mil. Base Solutions Sales up 4.9% organically High-value Intelligent Labels (IL) Categories ● High-value categories, incl. Intelligent Labels, up LSD Vestcom 59% ○ Intelligent Labels up in apparel and food, Ext. Embellishments (Embelex) partially offset by decline in logistics, as expected ○ Vestcom up HSD; Embelex down MSD ● Base categories up HSD ● Overall apparel categories up MSD 2024 Sales by Geography Reported operating margin of 8.7% U.S. & Canada ● Adj. operating margin of 10.2%, up 90 bps Europe ● Adj. EBITDA margin of 17.2%, up 110 bps Asia Paciﬁc ○ Beneﬁts from productivity and higher volume were partially offset by growth investments Latin America April 23, 2025 Preliminary & unaudited, Q1 2025 ﬁnancial review and analysis 11 Est. End Market Product Category

Enterprise-wide Intelligent Labels — delivering significant growth across the portfolio, with clear competitive advantages in scale, innovation and go-to-market strategy


Apparel
General Retail
All Other
~15%
Organic Sales Growth
6-YR CAGR ('18-'24)
$0.9B
2019
2020
2021
2022
2023
2024

In Q1 2025, MSD growth in IL; apparel up MSD and strong growth in food, partially offset by decline in logistics, as expected

In 2025, continue to anticipate strong growth in non-apparel categories; apparel market uncertainty is elevated

Expect to maintain/grow our overall share position in 2025

Continue to target pipeline conversion of key programs in 2025

- Apparel: Despite dynamic environment, key pipeline projects remain on track
- General retail: Large U.S. retailer continues to drive compliance
- Food: First bakery rollout on track; actively working additional projects in pipeline
- Logistics: No key pipeline conversion assumed in 2025; actively working projects in pipeline

Continuing to target ~15%+ organic sales growth over the long-term, as adoption of RFID solutions continues[1]

April 23, 2025 Preliminary & unaudited, Q1 2025 financial review and analysis 12

(1) Intelligent Labels enterprise-wide long-term growth target is annualized over a horizon; growth in specific time periods is dependent on the timing of pipeline conversion and is likely to be uneven.

Q2 2025 EPS Guidance

	Low	High
Reported EPS	**$2.25**	**$2.45**
Est. restructuring costs and other items	~$0.05	~$0.05
Adjusted EPS	**$2.30**	**$2.50**

- **Shifting to quarterly from full-year guidance due to macro uncertainty**
- **In Q2, expect sequential increase in earnings vs. Q1**
  - Benefits from traditional seasonality, ongoing business momentum and currency, partially offset by wage inflation and net impact of tariffs
  - Anticipate sales growth in the majority of our businesses, offset by roughly mid-single digit decline in apparel, resulting in sales roughly comparable to prior year
- **Additional full-year considerations**
  - Tariff and macro uncertainty aside, underlying business on-track
  - Currency translation headwind to operating income of ~$7 mil. (previously ~$30 mil. headwind)
  - Incremental savings from net restructuring actions of ~$45+ mil. (previously ~$40 mil.)
  - Interest expense (net of non-operating int. income) of ~$110 mil.; adj. tax rate (non-GAAP) of ~26%

April 23, 2025 Preliminary & unaudited, Q1 2025 financial review and analysis 13

Appendix September 18, 2024 Avery Dennison 2024 Investor Day 14 Classiﬁcation: Avery Dennison - Secret

Apparel Broad exposure to diverse end markets across portfolio General industrial, Est. 2024 Sales by End Market building and construction, electronics, automotive, appliances/whitegoods, Food, home and Industrial/ architecture, corporate personal care, beer Durable branding and signage and beverage, wine and spirits, pharmaceuticals, Non- 60%+ medical/healthcare durable Broad retail apparel globally, Goods Staples across all categories (e.g., performance, contemporary, value, premium, and fast fashion) Logistics Variable information/ identiﬁcation for ecommerce, general industrial and parcels April 23, 2025 Preliminary & unaudited, Q1 2025 ﬁnancial review and analysis 15

Diversified geographic exposure, a competitive strength

2024 Sales by Manufacturing Location



Rest of Asia Pacific ~16%
U.S. ~30%
China ~16%
$8.8B
Mexico
Canada
Rest of LATAM
EEMEA
Western Europe ~25%

- Vast majority of U.S.-produced sales are for domestic consumption
- Nearly all of U.S./Canada/Mexico import/exports are USMCA compliant (including RFID inlays)
- ~$1.4B of AVY sales are produced in China; ~$450M estimated for export to the U.S. market (largely apparel)

April 23, 2025 Preliminary & unaudited, Q1 2025 financial review and analysis 16

Disciplined approach to capital allocation ● Strong balance sheet with ample capacity; 2.3x net debt to adj. EBITDA ratio at the end of Q1 ● Continuing to invest organically in our businesses ● Growing our dividend in-line with earnings over the long-term ● Disciplined deployment of capital for strategic M&A and share buyback ● Expect strong free cash ﬂow across wide range of scenarios Long-term capital allocation framework Long-term debt maturity schedule % of Avail. Capital ‘23-’28 Target 3.8% weighted avg. interest rate Capex/restructuring 25%-30% Dividends ~20% (1) Buyback/M&A 50%-55% (1) 2034 includes €500M debt, Euro debt converted to USD at 1.13, based on recent rates April 23, 2025 Preliminary & unaudited, Q1 2025 ﬁnancial review and analysis 17

Adjusted EPS change ex. currency April 23, 2025 Preliminary & unaudited, Q1 2025 ﬁnancial review and analysis 18

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